THE SINGING MACHINE COMPANY, INC.

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of February 21, 2006, among The Singing Machine Company, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers").

                                    RECITALS

      WHEREAS, the Company has authorized the sale and issuance to the Purchasers of an aggregate of up to 12,875,536 shares (the "Shares") of the Company's Common Stock, par value $0.01 (the "Common Stock");

      WHEREAS, the Company wishes to issue warrants to the Purchasers to purchase up to an aggregate of 5,000,000 shares of the Company's Common Stock in connection with Purchasers' purchase of the Securities; and

      WHEREAS, Purchasers desire to purchase and the Company desires to sell the Shares and the Warrants (as defined below) on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      1. PURCHASE AND SALE. Pursuant to the terms and conditions set forth in this Agreement, the Company agrees to sell to the Purchasers, and the Purchasers hereby agree to purchase the Shares at a purchase price of $0.233 per share, for a total purchase price equal to the greater of: (a) $3 million US Dollars (the "Purchase Price") and three Warrants in the forms of Exhibit A, Exhibit B and Exhibit C attached hereto (collectively, the "Warrants") (the Shares and the Warrants are collectively referred to herein as the "Securities"). The Warrants will be distributed pro-rata among the Purchasers based on the percentage of the Shares purchased by each Purchaser.

      2. FEES AND EXPENSES. On the Closing Date, the Company shall reimburse the Purchasers for their expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as defined below), the Purchasers' due diligence review of the Company and all related matters in an amount equal to $30,000 US Dollars.

      3. CLOSING, DELIVERY AND PAYMENT.

            3.1. CLOSING. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby ("Closing") shall take place on the first business day following such date as: (i) the Company has satisfied all of the closing conditions set forth herein, and (ii) Purchaser and its corporate parent have received regulatory approval from the Hong Kong Stock Exhange, (the "Closing Date") at the offices of Handal & Associates ("Handal"), located at 1200 Third Avenue, Suite 1321, San Diego, California. The Shares and Warrants sold and issued in each on the Closing Date will be, and will be distributed among the Purchasers, as set forth on Exhibit D.


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            3.2. CLOSING DELIVERABLES.

                  (a) At the Closing, and as a condition to the Purchaser's
            obligations hereunder, the Company will deliver the following to the
            Purchasers:

                        (i) an executed copy of this Agreement;

                        (ii) an executed copy of the Registration Rights
                  Agreement attached hereto as Exhibit E (the "Registration Rights Agreement");

                        (iii) an executed copy of corporate resolutions and
                  Board authorizations which pursuant to Delaware law authorize the issuance of the Shares and Warrants to Purchasers as set forth herein;

                        (iv) an executed copy of documents evidencing the
                  restructuring of Company's currently outstanding debentures on the terms set forth herein, as well as the restructuring of Company's related party indebtedness on the terms set forth herein at paragraph 8.1;

                        (v) Such documents from the American Stock Exchange, and
                  any other applicable regulatory bodies (collectively "AMEX") which set forth that Purchasers' purchase of the Shares and Warrants on the terms set forth in this Agreement and the Related Agreements (as hereinafter defined) has been approved by the AMEX such that Purchasers' purchase of the Shares and Warrants is completely free and clear of any voting restrictions which may be imposed by the AMEX pursuant to
                  Section 713, and any other applicable sections, of the American Stock Exchange Company Guide, and any additional applicable and related regulations (collectively "Regulatory Approval");

                        (vi) an opinion of Company counsel that the Shares and
                  Warrants have been properly authorized, conform with all laws relating to their issuance, and are free and clear of all liens, charges, or assessments of any form and character as of the Closing Date;

                        (vii) stock certificates representing the Shares
                  purchased at the Closing; and

                        (viii) the Warrants purchased at the Closing.

The Warrants, Registration Rights Agreement and Amended Articles are referred to herein as the "Related Agreements."

                  (b) At the Closing, each Purchaser will deliver the following to the Company:

                        (i) an executed copy of this Agreement;

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                        (ii) an executed copy of the Registration Rights
                  Agreement;

                        (iii) the purchase consideration for the Shares to be
                  purchased by such Purchaser at the Closing, via wire transfer to an account designated by the Company; and

                        (iv) Approval of the Hong Kong Stock Exchange..

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Company's filings under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings"), copies of which have been made available to the Purchasers, the Company hereby represents and warrants to the Purchaser as follows:

            4.1. ORGANIZATION, GOOD, STANDING AND QUALIFICATION. Each of the Company and its active Subsidiaries (as defined below) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Set forth on the attached Schedule 4.1 is a list identifying the name of the Company and each Subsidiary, its jurisdiction of incorporation and foreign status registration(s) as well as its directors and officers. Neither the Company nor any active Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the active Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of this Agreement or the Related Agreements, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement or the Related Agreements (any of (i), (ii) or (iii), a "Material Adverse Effect").

            4.2. SUBSIDIARIES. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on the attached Schedule 4.2. For the purpose of this Agreement, a "Subsidiary" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the voting interests at such time.

            4.3. CAPITALIZATION; VOTING RIGHTS.

                  (a) The authorized capital stock of the Company, as of the date hereof consists of 100,000,000 shares of common stock par value $0.01of which 10,060,802 are issued and outstanding and 1,000,000 shares of preferred stock $0.10 par value, of which none are issued and outstanding. The authorized capital stock of each active Subsidiary of the Company is set forth on Schedule 4.3.


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

                  (b) Except as disclosed on Schedule 4.3 there are no
            outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities other than this Agreement and the Related Agreements.

                  (c) All issued and outstanding shares of the Company's Common
            Stock: (a) have been duly authorized and validly issued and are fully paid and nonassessable; and (b) were issued by the Company in full compliance with all applicable state and federal laws concerning the issuance of securities.

                  (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Articles of Incorporation, as amended (the "Charter") and pursuant to applicable law.

            4.4. AUTHORIZATION AND BINDING OBLIGATIONS. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Securities has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered will be valid and binding obligations of each of the Company enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and general principles of equity that restrict the availability of equitable or legal remedies.

            4.5. LIABILITIES. Neither the Company nor any of its Subsidiaries has any material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in the Company's Exchange Act Filings or on Schedule 4.5.

            4.6. AGREEMENTS; ACTION. Except as set forth on Schedule 4.6:

                  (a) there are no agreements, understandings, instruments,
            contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (A) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000; or (B) provisions restricting the development, manufacture or distribution of the Company's products or services.

                  (b) Since March 31, 2005, neither the Company nor any of its
            Subsidiaries has: (A) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (B) incurred any indebtedness for money borrowed or any other liabilities in excess of $250,000 or, in the case of indebtedness and/or liabilities individually less than $250,000, in excess of $250,000 in the aggregate; (C) made any loans or advances to any person not in excess, individually or in the aggregate, of $50,000; or (D) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.


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                  (c) For the purposes of this Section 4.6, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

            4.7. OBLIGATIONS TO RELATED PARTIES. Except as set forth on Schedule 4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

                  (a) for payment of salary for services rendered and for bonus payments;

                  (b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries; and

                  (c) for other standard employee benefits made generally
            available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

      Further, except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $5,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth on Schedule 4.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

            4.8. CHANGES. Since March 31, 2005, except as disclosed on Schedule
4.8 or any other Schedule to this Agreement or to any of the Related Agreements, there has not been:

                  (a) any change in the business, assets, liabilities, condition
            (financial or otherwise), properties or operations of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (b) any resignation or termination of any officer, key
            employee or group of employees of the Company or any of its Subsidiaries;

                  (c) any material change, except in the ordinary course of
            business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;


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

                  (d) any damage, destruction or loss, whether or not covered by insurance, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

                  (f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

                  (g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

                  (h) any declaration or payment of any dividend or other
            distribution of the assets of the Company or any of its Subsidiaries;

                  (i) any labor organization activity related to the Company or any of its Subsidiaries;

                  (j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                  (k) any sale, assignment, hypothecation or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

                  (l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

                  (n) any arrangement or commitment by the Company or any of its
            Subsidiaries to do any of the acts described in subsection (a) through (m) above.

            4.9. TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. Except as set forth on Schedule 4.9, the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

                  (a) those resulting from taxes which have not yet become
            delinquent;


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                  (b) minor liens and encumbrances which do not materially
            detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries; and

                  (c) those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound except where such failure to be in compliance, either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            4.10. INTELLECTUAL PROPERTY.

                  (a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted, as presently proposed to be conducted (the "Intellectual Property"), without any infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

                  (b) Neither the Company nor any of its Subsidiaries are in
            breach of any intellectual property right of any third party nor have they received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

                  (c) The Company does not and will not utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

            4.11. COMPLIANCE WITH OTHER INSTRUMENTS. Neither the Company nor any of its Subsidiaries is in violation or default of (i) any material term of its Charter or Bylaws, or (ii) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (ii), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Securities by the Company pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

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

            4.12. FILINGS, CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement or the Related Agreements, other than (i) a current report on Form 8-K announcing the transactions contemplated under this Agreement, (ii) the filing of a registration statement with the SEC as required under the Registration Rights Agreement, (iii) the notice and/or application(s) to the American Stock Exchange ("AMEX") for the issuance and sale of the Securities and the listing of the shares of Common Stock issuable upon exercise of the Warrants for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the SEC and applicable Blue Sky filings (collectively, the "Required Approvals").

            4.13. LITIGATION. Except as set forth on Schedule 4.13 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

            4.14. TAX RETURNS AND PAYMENTS. Except as set forth on Schedule 4.14, the Company and each of its Subsidiaries have timely filed all tax returns (federal, state, local, and foreign) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has been advised:

                  (a) that any of its returns, federal, state, local, foreign, or other, have been or are being audited as of the date hereof; or

                  (b) of any deficiency in assessment or proposed judgment to its federal, state, local, foreign, or other taxes.

The Company has no knowledge of any liability for any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

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            4.15. EMPLOYEES. Except as set forth on Schedule 4.15, neither the
Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed on Schedule 4.15, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company's knowledge the continued employment by the Company or any of its Subsidiaries of its present employees, and the performance of the Company's and its Subsidiaries' contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries. Except as set forth on Schedule 4.15, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

            4.16. COMPLIANCE WITH LAWS; PERMITS. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            4.17. ENVIRONMENTAL AND SAFETY LAWS. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation except for such violations that individually, or in the aggregate, have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

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                  (a) materials which are listed or otherwise defined as
            "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

                  (b) any petroleum products or nuclear materials.

            4.18. INSURANCE. Set forth on Schedule 4.18 is a list of each policy of indemnity or insurance stating the inception date, termination date, policy number, named insured(s), policy limits (individual and aggregate claims), and deductible or Self Insured Retention amounts. A copy of every declaration page from each such policy shall be attached and incorporated herein. Each of the Company and each of its Subsidiaries have general commercial, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

            4.19. SEC REPORTS. Except as set on Schedule 4.19, the Company has timely filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act"). The Company has made available to the Purchaser copies of: (i) its Annual Reports on Form 10-K for its fiscal year ended March 31, 2005; (ii) its quarterly reports on Form 10-Q for the fiscal quarters ended June 30, 2004, September 30, 2004, December 31, 2004, June 30, 2005, September 30, 2005, and December 31, 2005 and (iii) its reports on Form 8-K which have been filed from March 31, 2005 to date (collectively, the "SEC Reports"). Except as set forth on
Schedule 4.19, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. Each Purchaser hereby represents, warrants and covenants to the Company as follows:

            5.1. AUTHORIZATION; ENFORCEABILITY. Subject to receipt by Purchaser's corporate parent of approval of the Hong Kong Stock Exchange prior to the Closing, each Purchaser has the power and authority to purchase the Securities and to execute and deliver this Agreement and the Related Agreements to which such Purchaser is a party and to perform the provisions hereof and thereof. This Agreement constitutes, and upon execution and delivery thereof, each other Related Agreement to which such Purchaser is a party will constitute, such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

            5.2. NO CONFLICT WITH OTHER INSTRUMENTS. The (i) execution, delivery and performance of this Agreement by each Purchaser and the other Related Agreements to which such Purchaser is a party, and (ii) consummation of the transactions contemplated hereby and thereby by such Purchaser has not and will not result in default (and to the knowledge of such Purchaser, no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which such Purchaser is a party or by which such Purchaser or any of its property is bound, or in violation of any provision of any governmental requirement applicable to such Purchaser.

            5.3. CONSENT. FILINGS, CONSENTS AND APPROVALS. Except in connection with Purchaser's corporate parent's obligation to secure approval of the Hong Kong Stock Exchange prior to Closing, which Company acknowledges as a condition precedent to Purchaser's obligations to purchase the Shares, no Purchaser is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Purchaser of this Agreement or the Related Agreements, other than the Required Approvals or any other filing or notice required under federal or state securities laws to report the transactions contemplated in this Agreement and the Related Agreements.

            5.4. INVESTMENT FOR OWN ACCOUNT. Such Purchaser will hold the Securities for their own account for investment purposes only, and not with a view to, or for resale in connection with, any distribution that would require registration under the Securities Act or the securities laws of any state. Such Purchaser does not presently have any reason to anticipate any change in circumstances or other particular occasion or event which would require selling the Securities or any part thereof or interest therein. Such Purchaser understands that there will be no established market for the Securities and that such Purchaser may be restricted from selling the Securities except in a sale exempt under federal and state securities laws.

            5.5. NO REGISTRATION. Such Purchaser understands that: (a) the Securities (i) have not been registered under the Securities Act or any state securities laws, (ii) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act which relate to private offerings, (iii) may be required to be held by such Purchaser indefinitely, and (b) such Purchaser must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Such Purchaser further understands that such exemptions depend upon, among other things, the accuracy of such Purchaser's representations set forth in this Section 5.

            5.6. ACCESS TO INFORMATION. Such Purchaser has had an opportunity to ask questions of, and receive satisfactory answers from, the Company and its representatives or agents concerning the terms of this investment and the undersigned's potential acquisition of the Securities, and all such questions have been answered to such Purchaser's full satisfaction. Such Purchaser has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, the attributes of the Securities and the merits and risks of an investment in the Securities which such Purchaser has requested or otherwise needs to evaluate the investment in the Securities, and such Purchaser does not desire any further information or data concerning the Company. Specifically, such Purchaser acknowledges receipt from the Company of, without limitation, the following information (collectively, the "Investment Information"):

                  (a) the Company's Exchange Act Filings; and

                  (b) the Company's Charter and Bylaws.

Such Purchaser has received, read and understands the Investment Information. Such Purchaser has examined all written materials furnished by the Company, or caused the same to be examined by such Purchaser's representatives, to the extent such Purchaser deemed necessary or appropriate. The undersigned acknowledges that the Company has made available to the undersigned the opportunity to obtain additional information to verify the accuracy of any material shown to the undersigned by the Company and to evaluate the merits and risks of this investment.

            5.7. ACCREDITED INVESTOR. Such Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act, and such Purchaser, or those persons retained by such Purchaser, have knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and are capable of evaluating the merits and risks of such investment and protecting such Purchaser in connection with an investment in the Securities. At such Purchaser's own expense, the undersigned has, to the extent deemed necessary by such Purchaser, retained and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of an investment in the Securities. Such Purchaser has not received any legal, business, tax or other advice from the Company, its counsel or other representatives.

            5.8. RISK OF INVESTMENT. Such Purchaser acknowledges that (i) it has been called to such Purchaser's attention that such Purchaser's investment in the Securities involves a high degree of risk, (ii) any investment in the Company is not insured by any governmental or other entity, and (iii) such Purchaser understands that the Securities will be an illiquid investment. Further, such Purchaser acknowledges that there are certain tax risks associated with the proposed investment and no assurances are being made that existing tax laws and regulations will not be modified in the future, thus altering tax consequences associated with this potential investment. The Company has never made any representation, guarantee or warranty (a) as to the approximate or exact length of time that such Purchaser will be required to remain an owner of the Securities (or any other securities of the Company); (b) the percentage of profit, amount of or type of consideration and/or profit or loss, if any, that will result from an investment in the Securities; or (c) that any future expectations relating to the Company's performance indicate in any way what the Company's financial condition or results of operations will be in the future. Such Purchaser understands the speculative nature of an investment in the Securities and the financial risks associated with the Securities.

            5.9. RESTRICTIONS ON TRANSFER. The Offering is being made in reliance upon exemptions from registration under the Securities Act and applicable state securities laws for an offer and sale of securities not involving a public offering. The Securities may not be sold, transferred or otherwise disposed of without satisfaction of certain conditions, including registration under, or the availability of an exemption from registration under, the Securities Act and applicable state securities laws. Such Purchaser agrees that the Company may permit the transfer of the Securities out of such Purchaser's name only when any request for transfer is accompanied by an opinion of counsel acceptable in form and substance to Company counsel to the effect that the proposed transfer results in no violation of the Securities Act or any applicable state securities laws. A legend to this effect will be placed upon each certificate representing the Securities.

            5.10. REPRESENTATIONS AND WARRANTIES. No person or entity, other than the Company, has been authorized to give any information or to make any representations on behalf of the Company in connection with the offering of the Securities and, if given or made, such information or representations have not been relied upon by the undersigned as having been made or authorized by the Company. The only representations, warranties and information made by the Company in connection with the Offering are those contained in this Agreement and the Investment Information.

            5.11. GENERAL SOLICITATION. The solicitation of an offer to buy the Securities was communicated to such Purchaser in such a manner that at no time was such Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television, radio, internet or other published advertisement or any other form of general or public advertising or solicitation.

            5.12. PURCHASER'S EXPERIENCE. By reason of such Purchaser's business and financial experience, such Purchaser has the capacity to protect such Purchaser's own interests in investments of this nature. Such Purchaser has evaluated such Purchaser's financial resources and investment position, and the risks associated with the proposed investment and concluded that such Purchaser has the ability to bear the economic risks associated with this proposed investment.

            5.13. NON-PUBLIC INFORMATION. After the date hereof, such Purchaser agrees to hold in strict confidence any non-public information of the Company (the "Information") acquired by such Purchaser, and not to use such Information for any competitive purpose. Such Purchaser may transmit Information to its partners, directors, officers, employees, agents or representatives, including attorneys, accountants and consultants (collectively, "Representatives"), but only to such Representatives who are informed of the confidential nature of the Information and are directed to treat such Information as confidential. Notwithstanding anything to the contrary herein, such Purchaser may disclose any Information to the extent such Information or portion thereof (i) is or becomes generally available to the public other than as a result of a disclosure by the undersigned or its Representatives in breach of the terms hereof, (ii) is or becomes available to such Purchaser on a non-confidential basis from a source, other than the Company or its representatives, without violation of a duty of confidentiality to the Company, or (iii) was known to such Purchaser on a non-confidential basis prior to the disclosure to such Purchaser by the Company or any of its representatives.

      6. COVENANTS OF THE COMPANY AND PURCHASER.

            6.1. LISTING. The Company shall as promptly as practicable after Closing secure the listing of the shares of Common Stock and Shares issuable upon the exercise of the Warrants on the AMEX (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. The Company will use commercially reasonable best efforts to maintain the listing of its Common Stock on AMEX, and will comply with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

            6.2. MARKET REGULATIONS. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers and promptly provide copies thereof to the Purchasers.

            6.3. REPORTING REQUIREMENTS; REPORTS FOR PURCHASERS. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company will prepare and timely file with the Commission, at the Company's expense, any filings pursuant to Section 13 or 16 of the Exchange Act that are required for Purchasers in connection with this transaction and for any exercise of the Warrants in the future; provided, however, that Purchasers agree to deliver any necessary information required to complete such filings to the Company no later than the next business day after the transaction requiring such filing occurs.

            6.4. SHAREHOLDER APPROVAL. If required by law, the Company will call a special meeting of the Company's shareholders, which shall be held no later than July 31, 2006, for the Company's shareholders to vote to approve this Agreement, the Related Agreements and the transactions contemplated hereby and thereby. The Company's Board of the Directors (the "Board") will make a unanimous recommend that the shareholders vote in favor of such proposal.

            6.5. BOARD SEATS. Within 5 days of the Closing Date, the Board will take such actions as are legally required to allow Purchasers to appoint such number of individuals designated by Purchasers to the Company's Board of Directors to fill such number of either vacant or newly created seats as is required to grant Purchasers representation on the Board which is pro rata with their shareholding in the Company as of the Closing.

            6.6. RESTRICTIONS If required by law, until this Agreement and the Related Agreements are approved by the holders a majority of the outstanding shares of capital stock of the Company entitled to vote ("Shareholder Approval"), no holder of Shares or Warrants shall be entitled to vote such holder's Shares or exercise such holder's Warrants, if such holder will hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such vote or exercise.

      7. INDEMNIFICATION.

            7.1. COMPANY INDEMNIFICATION. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchasers, each Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchasers which results, arises out of or is based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or
(ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchasers relating hereto or thereto.

            7.2. PURCHASERS' INDEMNIFICATION. Each Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by the Purchasers or breach of any warranty by the Purchasers in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by the Purchasers of any covenant or undertaking to be performed by the Purchasers hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchasers relating hereto or thereto.

      8. MISCELLANEOUS.

            8.1. DEBT RESTRUCTURING. As of the Closing Date, Company shall have entered into such legally binding agreements as are required to restructure its related party debt in the current outstanding principal amount of $300,000 ("Related Party Debt") and outstanding debentures as set forth herein. With regard to its Related Party Debt, Company may use $50,000 of the proceeds to be received by Company from Purchasers at Closing to retire a like portion of its Related Party Debt, and shall cause the remainder of the Related Party Debt to take the form of three year unsecured promissory notes payable on an interest only basis with quarterly payments of interest at the annual rate of five and one-half percent (5.5%) ("Related Party Debt Restructure"). Concurrent with the Related Party Debt Restructure and as of the Closing Date, Company shall enter into such legally binding agreements as are required to restructure its currently outstanding debentures in the current outstanding principal amount of $4,000,000 ("Debentures") such that the Company may: (i) use up to $2,000,000 of the proceeds to be received by Company from Purchasers at Closing to retire the Debentures in full as to both principal and accrued interest owing as of the Closing Date, and (ii) cause the exercise price of the warrants currently held by the holders of the Debentures to be lowered to $0.85 per share ("Debenture Restructure").

            8.2. FINANCING RIGHT OF FIRST REFUSAL. Company shall grant to Purchasers the right of first refusal to provide Company with a working capital line of credit on the same terms and conditions as those offered to Company by a third-party institutional lender, excepting Crestmark Bank.

            8.3. EQUITY FINANCING RIGHT OF FIRST REFUSAL. Company shall grant the Purchasers the right of first refusal to purchase from Company any equity or quasi-equity securities which Company may choose to issue after the Closing Date ("Equity First Refusal Right"). Such Equity First Refusal Right shall expire on the third anniversary of the Closing Date.

            8.4. ENTIRE AGREEMENT. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

            8.5. CHOICE OF LAW. This Agreement shall be governed under the laws of the State of New York, without regard to conflicts of law. The parties agree that the venue for the resolution of any conflicts arising under this Agreement or for the interpretation of this Agreement shall be in San Diego, California and that the Courts of the State of California shall have jurisdiction over any such disputes and over the parties hereto.

            8.6. ATTORNEY'S FEES. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of: (i) such Proceeding (whether or not such Proceeding proceeds to judgment), and (ii) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

            8.7. COUNTERPARTS. This Agreement may be signed in one (1) or more counterparts, each of which shall constitute an original but all of which together shall be one (1) and the same document. Signatures received by facsimile shall be deemed to be original signatures.

            8.8. PARTIAL INVALIDITY. Each provision of this Agreement will be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of the provision to any person or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of the provision to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected by such invalidity or unenforceability, unless the provision or its application is essential to this Agreement.

            8.9. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            8.10. DRAFTING AMBIGUITIES. Each party to this Agreement and their legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement.

            8.11. NOTICES. Any notice from one party to another shall be delivered either personally, via facsimile or by United States mail, postage fully prepaid, addressed as follows:

      Purchasers:             To the respective addresses set forth below the
                              Purchaser's signature at the foot of this Agreement.

      With a copy (not
      constituting notice):   Handal & Associates
                              Attention:  Anton Handal, Esq.
                              1200 Third Avenue, Suite 1321
                              San Diego, CA 92101-4111

      Company:                The Singing Machine Company, Inc.
                              Attention:  Yi Ping Chan
                              6601 Lyons Road, Building A-7
                              Coconut Creek, FL  33073

      With a copy to (not
      constituting notice):   Sichenzia Ross Friedman Ference LLP
                              Attention: Darrin M. Ocasio, Esq.
                              1065 Avenue of the Americas
                              New York, NY 10018

Any notice being delivered within the continental United States shall be deemed delivered upon (a) personal service, or (b) transmission via facsimile (with the original thereof to be immediately sent via mail, postage prepaid), or (c) forty eight (48) hours after the time of deposit in the mail, as the case may be. In the event any Party changes its address, such change of address shall be communicated to the other Party in the manner set forth in this Section.

            8.12. DEFINITION OF KNOWLEDGE. For the purposes of this Agreement, the Company shall only be deemed to have "knowledge" of a particular fact or other matter, if an executive officer of the Company is actually aware of such fact or matter, or a reasonably prudent individual operating in the capacity of an executive officer of the Company could be expected to discover or otherwise become aware of such fact or matter in the ordinary course of fulfilling the responsibilities of an executive officer.

            8.13. INTERPRETATION/REPRESENTATION. Wherever the context of this Agreement requires, all words used in the singular shall be construed to have been used in the plural, and vice versa, and the use of any gender specific pronoun shall include any other appropriate gender. The term "person" shall refer to any individual, corporation or legal entity having standing to bring an action in its own name under applicable state law. The conjunctive "or" shall mean "and/or" unless otherwise required by the context in which the conjunctive "or" is used.

            8.14. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

            8.15. SUCCESSORS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchasers pursuant to Rule 144 or an effective registration statement.

            8.16. AMENDMENT AND WAIVER.

                  (a) This Agreement may be amended or modified only upon the written consent of the Company and a majority in interest of the Purchasers.

                  (b) The obligations of the Company and the rights of the
            Purchasers under this Agreement may be waived only with the written consent of a majority in interest of the Purchasers.

                  (c) The obligations of the Purchasers and the rights of the
            Company under this Agreement may be waived only with the written consent of the Company.

            8.17. DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.


                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


COMPANY:

THE SINGING MACHINE COMPANY, INC.
a Delaware corporation


/s/Yi Ping Chan
------------------------------
Yi Ping Chan, Interim Chief Executive Officer


PURCHASERS:

KONCEPTS INTERNATIONAL LIMITED


By: /s/ Lau Sak Hong
------------------------------
Name: Lau Sak Hong
Its: Chairman

Address: 5/F., Shing Dao Industrial Building
         232 Aberdeen Main Road
         Hong Kong

                                    EXHIBIT A

                                 FORM OF WARRANT

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                                 FORM OF WARRANT

                                    EXHIBIT D

                       CLOSING SHARE DISTRIBUTION SCHEDULE

                                    EXHIBIT E

                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT F

                         AMENDED ARTICLES (IF REQUIRED)

               Schedule 4.1: Company and Subsidiary Identification

INTERNATIONAL SMC (HK) LTD  (A HONG KONG CORPORATION)
100% owned by The Singing Machine Company, Inc. (A Delaware corporation) Office address: Suite 1210, Ocean Center, 5 Canton Road, Kowloon, Hong Kong


THE SINGING MACHINE HOLDINGS LTD. (A BVI CORPORATION)
100% owned by The Singing Machine Company, Inc.
Registered Office: C/O Trident Trust Company (B.V.I.) Limited, Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands

SMC (COMERCIAL OFFSHORE DE MACAU) LIMITADA (A MACAU CORPORATION)
100% owned by The Singing Machine Holdings Ltd.
Office address: Alameda Dr. Carlos d'Assumpcao, No. 263, Efificio China Civil Plaza, 20 andar, Macau

                     Schedule 4.2: Ownership of Subsidiaries


(See Above at Schedule 4.1)

Schedule 4.3:  Capitalization and Voting Rights

      Issuing Date    Vesting Period  Fully Vested Date     Options  #Cancelled
                         (YR)
         9/11/2002                 3           09/10/05      90,000      60,000
        12/31/2002                 5           12/30/07     237,000     163,500
         1/24/2003                 1           01/24/04      10,000          --
          3/8/2003                 3           03/07/06     180,000          --
         4/18/2003                 5           04/16/08      10,000
        12/19/2003                 5           12/17/08     229,920      97,360
         1/23/2004                 5           01/21/09      32,000          --
          2/6/2004                 1           02/05/05      42,060      35,560
         2/26/2004                 1           02/25/05      60,000      20,000
         3/29/2004                 1           03/29/05      20,000          --
          4/5/2004                 5           04/04/09      50,000   50,000.00
         4/26/2004                 5           04/25/09      12,000          --
         9/30/2004                 5           09/29/09      50,000   50,000.00
        11/29/2004                 1           11/29/05      60,000          --
         12/1/2004                 1           12/01/05      40,000          --
          2/1/2005                 5           01/31/10      12,000          --
          5/9/2005                 3           05/08/08     621,000   50,000.00
         1/20/2006                 3           01/19/09      60,000          --
Total                                                     1,815,980     526,420
Total Option as of Feb 21, 2006                           1,289,560


Warrants as of Feb 21, 2006

Private Warrants                                 Issued     Vested   Expiration
                                                 ------     ------   ----------
Roth Capital Partners LLP     4.025  103,896   9/8/2003    9/8/2003    9/7/2006
Omicron Master Trust          4.025  285,714   9/8/2003    9/8/2003    9/7/2006
SF Capital Partners, Ltd.     4.025   57,143   9/8/2003    9/8/2003    9/7/2006
Bristol Investment Fund, Ltd. 4.025   34,286   9/8/2003    9/8/2003    9/7/2006
Ascend Offshore Fund, Ltd.    4.025   54,629   9/8/2003    9/8/2003    9/7/2006
Ascend Partners LP            4.025    6,651   9/8/2003    9/8/2003    9/7/2006
Ascend Partners Sapient LP    4.025   18,720   9/8/2003    9/8/2003    9/7/2006
                                         -

Omicron Master Trust           1.52   18,750   2/9/2004    2/9/2004    9/7/2006
SF Capital Partners, Ltd.      1.52    3,750   2/9/2004    2/9/2004    9/7/2006
Bristol Investment Fund, Ltd.  1.52    2,250   2/9/2004    2/9/2004    9/7/2006
Ascend Offshore Fund, Ltd.     1.52    3,585   2/9/2004    2/9/2004    9/7/2006
Ascend Partners LP             1.52      437   2/9/2004    2/9/2004    9/7/2006
Ascend Partners Sapient LP     1.52    1,229   2/9/2004    2/9/2004    9/7/2006
                                     =======
Unexercised Warrants                 591,040

                            Schedule 4.5: Liabilities


None

Schedule 4.6: Agreements

None

                 Schedule 4.7: Obligations to Related Parties

None

Schedule 4.8: Changes in Condition

None

Schedule 4.9 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC

Properties pledged as collateral to Crestmark Bank, a lender

All personal properties of The Singing Machine Company, Inc., which including:

      1)    Accounts receivable

      2)    Inventory

      3)    Chattel paper (N/A)

      4)    Equipment

      5)    Investment property (N/A)

      6)    Deposit account

      7)    General Intangible


   As of February 21, 2006. Our loan balance with the Crestmark Bank is zero.

Schedule 4.13: Litigation

None

                     Schedule 4.14: Tax Returns and Payments


As of February 21, 2006, International SMC (HK), Ltd. Owes Internal Revenue Service (US) $137,475 for the income tax due for tax year ended March 31, 2003 before penalty and interest. The amount is included in our latest consolidated financial statements filed with SEC dated February 14, 2006.

                            Schedule 4.15: Employees

Employment Agreement with Alicia Haskamp

Schedule 4.18 Insurance

Account 1602                    12/31/2005
Prepaid Insurance

Agent                                   Policy #             Expiration            Total Premium

AIG - Gulf Coast Insurance -

Workers Comp - FL               WC      WC00681263400     10/17/2005-10/17/2006      $    28,606.00

Premium Assn Corp-Summit
Global - Directors &Office      D&O
                                        212645              11/10/05-11/10/06        $    176,750.00

The Hartford                    P&L     21UUNYY6200/         7/1/2005-7/1/06         $    44,329.31

                                        21XHUTT5984

Int'l Marine Underwriter        Cargo                        1/03/05 - 1/2/06           Monthly bill

Schedule 4.19: SEC Reporting